UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 25, 2018

KEZAR LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38542	47-3366145
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Shoreline Court, Suite 300 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 822-5600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On June 25, 2018, Kezar Life Sciences, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware, in connection with the closing of the Company’s initial public offering of shares of its common stock (the “IPO”). The Company’s board of directors and stockholders previously approved the Restated Certificate on June 7, 2018 and June 8, 2018, respectively, to be effective immediately after to the closing of the IPO.

Amendment and Restatement of Bylaws

Effective as of June 25, 2018, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Restated Bylaws on April 16, 2018 and June 8, 2018, respectively, to be effective immediately prior to the closing of its initial public offering.

The foregoing descriptions of the Restated Certificate and Restated Bylaws are qualified in their entirety by reference to the full text of the Restated Certificate and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, and are incorporated herein by reference.

Item 8.01.	Other Events.

On June 25, 2018, the Company issued a press release announcing the closing of its initial public offering of 5,750,000 shares of its common stock, including 750,000 shares issued and sold pursuant to the exercise in full by the underwriters of their option to purchase additional shares of common stock, at an initial public offering price of $15.00 per share. The gross proceeds to the Company were approximately $86.3 million, before deducting underwriting discounts, commissions and offering expenses payable by the Company.

A copy of the Company’s press release announcing the closing of the offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

99.1	Press release, dated June 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEZAR LIFE SCIENCES, INC.

By:	/s/ Marc L. Belsky
Marc L. Belsky Chief Financial Officer and Secretary

Dated: June 26, 2018